Supplement dated May 3, 2010
to the A, B, and C Classes Prospectus
for Principal Funds, Inc.
dated March 1, 2010
(As Supplemented on March 1, 2010 and March 17, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

DIVIDENDS AND DISTRIBUTIONS
On page 268, in the first bulleted paragraph in this section, delete the Global Diversified Income Fund from the list of Funds; in the third bulleted paragraph in this section, add the Global Diversified Income Fund and
SAM Flexible Income Portfolio to the list of Funds; and in the fourth bulleted paragraph in this section, delete the SAM Flexible Income Portfolio from the list of Funds.